UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 8, 2008
CASTLE BRANDS INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-32849	41-2103550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
570 Lexington Avenue, 29th Floor, New York NY 10022
(Address of Principal Executive Offices)           (Zip Code)
Registrant’s telephone number, including area code (646) 356-0200
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1: PRESS RELEASE
EX-99.2: LETTER TO STOCKHOLDERS

Item 8.01 Other Events
     On October 8, 2008, Castle Brands Inc. (the “Company”) issued a press release and sent a letter to its stockholders announcing that (i) the Company is in advanced discussions with investors led by Dr. Phillip Frost, one of the Company’s former directors, I.L.A.R. S.p.A, the owner of Pallini liqueurs and Vector Group Ltd. to receive a cash infusion of at least $12.5 million through a private placement (the “Proposed Transaction”) and (ii) the Company has received from the NYSE Alternext US LLC (formerly known as the American Stock Exchange) a financial viability exception from obtaining stockholder approval of the Proposed Transaction.
     The press release and the letter to stockholders are attached to this Form 8-K as Exhibits 99.1 and 99.2, respectively, and are incorporated in this report by reference.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated October 8, 2008.

99.2	Letter to Stockholders, dated October 8, 2008.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASTLE BRANDS INC.
By:	/s/ Donald L. Marsh, Jr.
	Name:	Donald L. Marsh, Jr.
	Title:	President and Chief Operating Officer

Dated: October 8, 2008

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 8, 2008.

99.2	Letter to Stockholders, dated October 8, 2008.

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